                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                    The original Form 8-K filed May 21, 2004
                      has been amended by this Form 8-K/A.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    June 16, 2004
                                                ----------------------------


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
              (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               333-108378             13-3416059
-------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission          (IRS Employer
of Incorporation)                      File Number)        Identification No.)


4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                                    10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
                                                    --------------



                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         On May 6, 2004, a single series of certificates, entitled Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Merrill Lynch Mortgage Investors, Inc. (the "Registrant"), a master servicer, a special servicer and a trustee. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E and Class XP (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-108378) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement in the form attached hereto as Exhibit 1.1 (the "Underwriting Agreement"), between the Registrant and Merrill Lynch as representative of the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a Mortgage Loan Purchase Agreement (the "MLML Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit
99.1. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "Bank of America Mortgage Loans") were acquired by the Registrant from Bank of America, N.A. ("Bank of America") as seller pursuant to a Mortgage Loan Purchase Agreement (the "Bank of America Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit 99.2. The remainder of the mortgage loans backing the Publicly-Offered Certificates (the "KeyBank Mortgage Loans"; the KeyBank Mortgage Loans, the MLML Mortgage Loans and the Bank of America Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank") as seller pursuant to a Mortgage Loan Purchase Agreement (the "KeyBank Mortgage Loan Purchase Agreement"; the KeyBank Mortgage Loan Purchase Agreement, the MLML Mortgage Loan Purchase Agreement and the Bank of America Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements") in the form attached hereto as Exhibit
99.3. Each Mortgage Loan Purchase Agreement contains representations and warranties made by the respective seller (MLML, Bank of America or KeyBank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              KeyBank Mortgage Loan Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  June 16, 2004


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By: /s/ George H. Kok
                                              ---------------------------------
                                          Name: George H. Kok
                                          Title:  Senior Vice President

EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.       Page No.
-----------       --------

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              KeyBank Mortgage Loan Purchase Agreement